Exhibit 99.1



                             INVESTMENT AGREEMENT
                             LOG ON AMERICA, INC.

      This Investment Agreement (this "Agreement") is entered into as of December 10, 1999 by and between Log On America, Inc., a Delaware corporation (the "Company") and Nortel Networks Inc., a Delaware corporation (the "Investor").

                                   RECITALS

      WHEREAS, the Company is engaged in business as an internet service provider and competitive local exchange carrier;

      WHEREAS,   the  Investor's   affiliates   provide  technical  support  and
telecommunications equipment to the Company;

      WHEREAS, the Company desires to sell, and the Investor desires to acquire an aggregate of Two Hundred Fifty Six Thousand, Four Hundred and Ten (256,410) shares of the Company's Common Stock $.01 par value (the "Securities") for the purchase price set forth herein subject to the terms and conditions of this Agreement and subject to the terms of a registration rights agreement ("Registration Rights Agreement") which will be entered into concurrently with the execution of this Agreement;

                                   AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Investment. On the closing date the Investor shall purchase from the Company and the Company shall sell to the Investor, Two Hundred Fifty Six Thousand Four Hundred and Ten(256,410) shares of the Securities (the
"Investment") at a price of $19.50 per share and Four Million Nine Hundred Ninety Nine Thousand and Nine Hundred Ninety five Dollars ($4,999,995) in the aggregate (the "Purchase Price"). The Purchase Price shall be paid by wire transfer in immediately available funds to the account indicated at closing.

      Section 2. Closing. The closing of the Investment will take place on December 10, 1999 (the "Closing Date") (the "Closing"). At the Closing, subject to the satisfaction or waiver of the conditions set forth in Section 6(a), payment of the Purchase Price by the Investor will be made by wire transfer of immediately available funds to an account designated by the Company and the Company will issue to the Investor an appropriate certificate or certificates representing 256,410 shares of the Company's Common Stock. The Closing may be conducted by mail, facsimile and delivery service.





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      Section 3.  Representations  and  Warranties  of the Company.  The Company
represents and warrants to the Investor as follows and the Company acknowledges that it has, full knowledge that the Investor intends to rely on such representations and warranties:

                  3.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is qualified as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or the assets and properties owned or leased by it require such qualification. The Company has previously delivered to investors complete and correct copies of its certificate of incorporation.

                  3.2 Authorization. The Company is fully authorized to execute this Agreement, and to complete the transactions contemplated herein. All corporate action on the part of the Company and its shareholders necessary for the authorization, execution, delivery, and performance of all its obligations under this Agreement, and for the authorization, issuance, and delivery of the Common Stock being sold under this Agreement has been taken. This Agreement constitutes the valid and binding obligation of the Company enforceable by the Investor against the Company in accordance with its terms.

                  3.3 Binding Agreement. This Agreement has been duly executed and delivered and constitutes a legal, valid and binding obligation enforceable in accordance with its terms.

                  3.4 No Conflicts. The execution and delivery of this Agreement and the issuance of the Securities to the Investor as contemplated hereby will not (i) require any consent authorization or approval of or filing with any governmental entity or third party, or (ii) result in any violation of, be in conflict with or constitute a default under, the charter or by-laws of the Company or any law, statute, regulation, ordinance, contract, agreement, instrument, judgment, decree or order to which the Company is a party or by which the Company is bound.

                  3.5 Compliance with Securities Laws. Subject to the accuracy of the representations and warranties of the Investor contained in Section 4 hereof, the offer and sale of the Securities to the Investor hereunder constitute transactions exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities and blue sky laws.

                  3.6 Brokers. The Company and the Investor has not dealt with any broker, finder, commission agent or other similar person other than Credit Suisse First Boston Corporation (the "Investment Bank") in connection with the offer or sale of the securities to the Investor, and, except for the fees payable to the Investment Bank, the Company and the Investor is under no obligation to pay any broker's fee, finder's fee, or commission in connection with such offer and sale.




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                  3.7 Access to  Information.  The Company has made available to the Investor, during the course of this transaction and prior to the acquisition of any Securities, the financial statements, registration statements and quarterly reports as filed with the Securities and Exchange Commission and has afforded the Investor the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the Securities and the business, affairs, operations and finances of the Company and any other matters relevant to the investment made hereunder.

                  3.8 Capitalization. The authorized capital stock of the Company, as of the Closing Date, will consist of 125,000,000 shares of Common Stock, $0.01 par value per share (the "Common Stock"), of which 8,013,383 shares are issued and outstanding and 15,000,000 shares of undesignated Preferred Stock, none of which are outstanding. Schedule 3.8 sets forth the name and, to the Company's knowledge, the current address of each holder of more than 5% of the outstanding shares of Common Stock. Of the Common Stock, 2,249,867 shares are reserved for issuance pursuant to employee stock purchase or stock option plans adopted by the Company for directors, officers and employees and prior stock option grants. All of the outstanding shares of the Common Stock are duly authorized and validly issued in accordance with applicable law, fully paid and non-assessable. Except as set forth on Schedule 3.8 hereto, or as otherwise contemplated by this Agreement, as of the date hereof there are, and immediately following the Closing, there will be (i) no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or acquire any issued or unissued shares of capital stock of the Company, or any securities convertible or exchangeable for such stock, and (ii) no restrictions upon the voting or transfer of any shares of capital stock of the Company pursuant to its Certificate of Incorporation, Bylaws or other governing documents or any agreement or other instruments to which it is a party or by which it is bound, and (iii) there are no agreements to which the Company is a party or of which the Company has knowledge regarding the issuance, registration, voting or transfer of or obligation (contingent or otherwise) of the Company to repurchase or otherwise acquire or retire or redeem any of its outstanding shares of capital stock. No dividends are accrued but unpaid on any capital stock of the Company.

                  3.9 Validity of Stock. The Common Stock, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly authorized and issued, fully paid, non-assessable and free and clear of all encumbrances or restrictions on transfer except those imposed by applicable securities laws, the Certificate of Incorporation, and this Agreement. All existing Common Stock preemptive rights have been waived for purposes of the issuance of the Common Stock to Investor.

                  3.10 Subsidiaries. Except as set forth on Schedule 3.10 hereto, the Company does not control, directly or indirectly, or own any equity interest in, any other corporation, partnership, joint venture, association or business entity.





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                  3.11 Financial Statements.  The Company's financial statements for the three months and nine months ended September 30, 1998 and 1999 and the audited financial statements for the years ended December 31, 1997 and 1998, as filed in the Company's filings with the SEC (collectively, the "Financial Statements"), have been prepared in accordance with the books and records of the Company and generally accepted accounting principles ("GAAP") (except the interim financial statements are subject to normal and recurring year-end audit adjustments which are not expected to be material in amount) and fairly and accurately reflect the financial condition and the results of operations of the Company as of the respective dates thereof or for the periods covered in accordance with GAAP.

                  3.12 Absence of Undisclosed Liabilities. Except as provided in the Financial Statements, the Company has no material debt, liability or obligation, absolute or contingent (including without limitation obligations in any capacity as guarantor or surety), other than obligations incurred in the ordinary course of business since September 30, 1999 (the "Balance Sheet Date"). Without limiting the generality of the foregoing, the Company knows of no basis for the assertion against the Company as of the date hereof of any material liabilities (not reflected in the Financial Statements) of the Company.

                  3.13  Absence  of  Certain  Changes.  Except  as set  forth in
Schedule 3.13 and except as set forth in the Company's SEC filings, since the Balance Sheet Date, the Company has not:

                        (i) suffered any material adverse change, whether or not caused by any deliberate act or omission of the Company or any shareholder of the Company, in its condition (financial or otherwise), operations, assets, liabilities, business or prospects, taken as a whole;

                        (ii) contracted for the purchase of any capital assets having a cost in excess of $100,000 or paid any capital expenditures in excess of $100,000;

                        (iii) incurred any indebtedness for borrowed money or issued or sold any debt securities in excess of $100,000;

                        (iv)  incurred  or   discharged   any   liabilities   or
obligations, except in the ordinary course of business;

                        (v) mortgaged, pledged or subjected to any security interest, lien, lease or other charge or encumbrance any of its properties or assets;

                        (vi) suffered any damage or destruction to or loss of any assets (whether or not covered by insurance) that has materially and adversely affected, or could reasonably be expected to, materially and adversely affect, its business;





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                        (vii) acquired or  disposed of any assets  except in the
ordinary course of business;

                        (viii)waived  any   material   rights  or  forgiven  any
material claims;

                        (ix) lost, terminated or, to the Company's knowledge, experienced any change in the relationship with any employee, customer or supplier, which termination or change has materially and adversely affected, or could reasonably be expected to materially and adversely affect, its business or assets;

                        (x) loaned any money to any person or entity in excess of $50,000;

                        (xi) redeemed, purchased or otherwise acquired, or sold, granted or otherwise disposed of, directly or indirectly, any of its capital stock or securities or any rights to acquire such capital stock or securities, or agreed to change the terms and conditions of any such rights or paid any dividends or made any distribution to the holders of the Company's capital stock other than stock options granted to employees under the Company's 1999 Stock Option Plan; or

                        (xii) committed to do any of the foregoing.

                  3.14 Approvals. The Company has obtained or will obtain prior to the Closing Date all necessary consents, authorizations, approvals and orders from any federal, state or other relevant governmental authority and from any individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company or other entity, and has made all registrations, qualifications, designations, declarations or filings with all federal, state, or other relevant governmental authorities, all as may be required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable securities laws which will be made after the Closing Date.



                  3.15  Title to Properties; Liens and Encumbrances.

                        (i) Except as disclosed on Schedule 3.15, the Company has good and marketable title to its assets, including, without limitation, those reflected on the September 30, 1999 balance sheet (other than those since disposed of in the ordinary course of business), free and clear of all security interests, liens, charges and other encumbrances, except for (i) liens for taxes not yet due and payable or being contested in good faith in appropriate proceedings, and (ii) encumbrances that are incidental to the conduct of their respective businesses or ownership of property, not incurred in connection with the borrowing of money or the obtaining of credit, and which do not in the aggregate materially detract from the value of the assets affected or materially impair their use by the Company. With respect to the assets of the Company that are leased, the




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Company is in  compliance  with all  material  provisions  of such  leases.  All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair, normal wear and tear excepted, and are adequate and sufficient for the Company's business.

                        (ii)  The  Company  enjoys   peaceful  and   undisturbed
possession under all real property leases under which the Company is operating, and all such leases are valid and subsisting and none of them is in default.

                        (iii) The Company does not own any real property.

                  3.16  Patents, Trademarks and Other Intangible Assets.

                        (i)   Schedule  3.16  hereto  sets  forth  the  true and
correct list of all registered patents, trademarks and copyrights (or applications therefor) held by the Company. Except as set forth on Schedule 3.16, the Company possesses ownership or has the right to use all patents, copyrights, trademarks, service marks, trade secrets and other proprietary intellectual property rights necessary for the operation of its business except where the failure of the Company to own or have such right to use such intellectual property would not have a material adverse effect on the Company (the "Intellectual Property"). To the Company's knowledge, the Company (a) is not infringing upon the intellectual property rights of others in connection with its business; (b) does not require the consent of any person which has not been obtained to use the Intellectual Property; or (c) has not received any written notice of conflict with respect to the intellectual property rights of any other person or entity. All of the Intellectual Property is valid and subsisting, has not been canceled, abandoned or otherwise terminated and, if applicable, has been duly issued or filed. The employees and consultants of the Company, who, either alone or in concert with others, developed, invested,
discovered,   derived,  programmed  or  designed  any  of  the  Company's  owned
Intellectual Property have entered into written agreements to protect the confidentiality of the Company's owned Intellectual Property and to assign to the Company all rights therein.

                        (ii) The Company has no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of the Company infringes upon or involves, or has resulted in the infringement of, any proprietary right of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened that challenge the rights of the Company with respect thereto.

                  3.17 Trade Secrets and Customer Lists. The Company has the right to use, free and clear of any claims or rights of others all trade secrets, customer lists and proprietary information required for the marketing of all merchandise and services formerly or presently sold or marketed by the Company. To the Company's knowledge, it is not using, or in any way making use of, any confidential information or trade secrets of any third party, including, without limitation, any past or present employee of the Company.




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                  3.18  Tax Matters.

                        (i) All required foreign, federal, state, local and other tax returns, notices and reports (including, without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment tax returns) of the Company have been accurately prepared in all material respects and duly and timely filed, and all foreign, federal, state, local and other taxes required to be paid with respect to the periods covered by such returns have been paid. The Company is not and has not been delinquent in the payment of any tax, assessment or governmental charge. The Company is not a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code. The Company does not have and has not had a permanent establishment in any foreign country, as defined in any applicable tax treaty or convention between the United States and such foreign country.

                        (ii) The Company has not had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's tax returns has ever been audited by governmental authorities. No tax audit, action, suit, proceeding, investigation or claim is now pending nor, to the best knowledge of the Company, threatened against the Company, and no issue or question has been raised (and is currently pending) by any taxing authority in connection with any of the Company's tax returns or reports.

                        (iii) To the Company's knowledge, the reserves for taxes, assessments and governmental charges reflected on the Balance Sheet are and will be sufficient for the payment of all unpaid taxes and governmental charges payable by the Company with respect to the period ended on the Balance Sheet Date. Since the Balance Sheet Date, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to business, properties and operations for such period. The Company withheld or collected from each payment made to its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

                  3.19 Litigation. No action, proceeding or investigation is pending or threatened against the Company, or any of its properties before any court, arbitration board or tribunal or administrative or other governmental agency (including, without limitation, unfair labor practices or discrimination charges or complaints), that might result, either individually or in the aggregate, in any material adverse change in the business, prospects, condition, affairs, operations, or assets of the Company or in any material liability on the part of the Company. The foregoing includes, without limiting its generality, actions pending or threatened involving the prior employment of any of the Company's employees or use by any of them in connection with the




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Company's  business  of  any  information,   property  or  techniques  allegedly
proprietary to any of their former employers.

                  3.20 Insurance. The Company carries property, liability, workers' compensation and such other types of insurance as is customary in the Company's industry. A list of all insurance policies of the Company is set forth in Schedule 3.20. All of such policies are valid and enforceable policies, issued by insurers of recognized responsibility in amounts and against such risks and losses as are customary in the Company's industry. All casualty insurance is sufficient in amount to allow the Company to replace any of its properties that might be damaged or destroyed.

                  3.21  Employee Benefit Plans.

                        (i) Schedule 3.21 contains a true and complete list of any bonus, incentive, insurance (including any self-insured arrangements), compensation plan, welfare, retirement, defined benefit, 401(k), pension, profit sharing, salary reduction, deferred compensation, stock purchase, stock option, workers' compensation, disability benefits, supplemental unemployment benefits (including without limitation any "voluntary employees' beneficiary association" as defined in Section 501(C)(9) of the Code) (as hereinafter defined), vacation, holiday and sick pay or other similar benefit plans, programs or arrangements (whether written or oral) (said plans, programs or arrangements being referred to as the "Plans") in which any employees of the Company participate. All obligations of the Company, whether arising by operation of law, by contract or by past custom, for payment by it to trusts, retirement plans or other funds or any governmental agency with respect to unemployment compensation benefits, social security benefits or any other benefits for employees of the Company have been paid or shall be paid by the Company at the time the Company is obligated to make such payments. All benefits payable directly to the Company's employees have been paid or shall be paid by the Company at the time the Company is obligated to make such payments. All reasonably anticipated obligations of the Company, whether arising by operation of law, by contract or by past custom, for vacation and holiday pay, bonuses and other forms of compensation or benefits which are or may become payable to employees or any of them have been paid, or shall be paid, in accordance with the provisions of applicable laws, regulations, benefit plans or policies.



                        (ii) All Plans, related trust agreements, annuity contracts or other funding arrangements comply in all substantial respects and the Company has administered and operated each such Plan, related trust agreements, annuity contracts or other funding arrangements in substantial compliance with the requirements of applicable law, including, without limitation, the Employee Retirement Income Security Act of 1974 as amended ("ERISA"), and the Code, and no such Plan that is subject to Part 3 of Subtitle B of Title I of ERISA has incurred any "accumulated funding deficiency" within the meaning of Section 302 of ERISA or Section 412 of the Code, whether or not waived.





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                        (iii) The Company  does not maintain and is not required
to contribute to any multi-employer plan (as defined in Section 3(37) of ERISA) for the benefit of employees or former employees of the Company. The Company does not maintain a self-insured "multiple employer welfare arrangement" as defined in Section 3(40) of ERISA.

                        (iv) The Pension Benefit Guaranty Corporation ("PBGC") has not instituted proceedings to terminate any of the Company's defined benefit plans and no condition exists that presents a risk that such proceedings shall be instituted. There has been no "reportable event" within the meaning of
Section 4043(b) of ERISA with respect to any defined benefit plan and no defined benefit plan has been terminated within the preceding six years or is expected to be terminated. No liability (other than for the payment of premiums) to the PBGC has been or is expected to be incurred by the Company or any officer, director, shareholder or employee of the Company with respect to any defined benefit plan.

                        (v) The Company has no liability with respect to any transaction which relates to any Plan and which is in violation of Sections 404 or 406 of ERISA or constitutes a "prohibited transaction," as defined in Section 4975(c)(1) of the Code, and for which no exemption exists under Section 408 of ERISA or Section 4975(c)(2) or (d) of the Code. To the Company's knowledge, the Company has not participated in a violation of Part 4 of Title I, Subtitle B of ERISA by any plan fiduciary of any Plan and has no unpaid civil penalty under
Section 502(1) of ERISA.

                        (vi)  There  is  no  material   action,   order,   writ,
injunction, judgment or decree outstanding or claim, suit, litigation, proceeding, arbitral action, governmental audit or investigation (including, without limitation, any such audit or investigation by the Internal Revenue Service, Department of Labor, or PBGC) relating to or seeking benefits under any Plan that is pending or, to the Company's knowledge, threatened or anticipated against the Company other than routine claims for benefits.




                  3.22  Material Contracts and Commitments.

                        (i) Material Contracts and Commitments. Except as filed as exhibits to the Company's filings with the SEC or as set forth in
Schedule 3.22 , the Company has not entered into, nor is the capital stock, the assets or the business of the Company bound by, whether or not in writing, any

                            (1) deed of trust securing a lien in any real property owned by the Company;





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                            (2)   security   agreement   granting   a   security
                                  interest in connection with the Company's incurrence of indebtedness for borrowed money;

                            (3) guaranty or suretyship agreement or performance bond, in each case involving a contingent obligation of the Company in excess of $50,000;

                            (4) consulting or compensation agreement or similar arrangement that is not an Employment Agreement and that involves compensation payable by the Company in excess of $50,000 annually or an agreement relating to the election or retention in office of any director or officer;

                            (5)   debt  instrument,   loan  agreement  or  other
                                  obligation   relating  to   indebtedness   for
                                  borrowed money;

                            (6) money lent or to be lent by the Company to another in an amount in excess of $50,000;

                            (7) lease of real property, whether as lessor, lessee, sublessor or sublessee ;

                            (8) lease of personal property, whether as lessor, lessee, sublessor or sublessee involving lease payments in an annual amount in excess of $40,000;

                            (9) any agreement for the acquisition of services, supplies, equipment or other personal property (excluding leases of real or personal property) and involving more than $100,000 in the aggregate;

                            (10) contracts containing noncompetition covenants restricting the Company's ability to compete;

                            (11) agreement providing for the purchase from a supplier of all or substantially all of the requirements of the Company of a particular product or service; or

                            (12) agreement or commitment a copy of which would be required to be filed with the SEC as an exhibit to a registration statement on Form S-1, or a successor form, pursuant to Paragraph 10 of
                                  Item 601 of Regulation S-K, if the Company were registering securities under the Securities Act of 1933, as amended (the "Securities Act").

All of the documents listed on Schedule 3.22 hereof and the contracts listed as exhibits to the Company's filings with the SEC are hereinafter collectively referred to as the "Commitments." To the knowledge of the Company, the Commitments are in full force and effect and are valid and enforceable obligations of the parties thereto in accordance with their respective terms (except as may be limited by the laws of bankruptcy, insolvency or creditors rights generally and subject to the enforceability and availability of equitable remedies), and to the knowledge of the Company, no defenses, off-sets or counterclaims have been asserted by any party thereto, nor has the Company waived in writing any rights thereunder, except as described in Schedule 3.22. The Company has not received written notice of any default with respect to any Commitment.

                        (ii) No Cancellation or Termination of Commitments. Except as contemplated hereby, the Company has not received written notice of any plan or intention of any other party to any Commitment to exercise any right to cancel or terminate any Commitment.

                  3.23 Conflict of Interest Transactions. Except as set forth on
Schedule 3.23, no director, member of management of the Company, or their spouses or children (and to the best of our knowledge no shareholder) owns directly or indirectly, on an individual or joint basis, any interests, has any investment in or serves as an officer, partner or director in any corporation, business or other person that is a customer, supplier or competitor of the Company, or that has a material contract or arrangement with the Company or its competitor, other than the ownership of less than one percent (1%) of the securities of any company that are publicly traded on any national exchange or over the counter market.

                  3.24 Environmental Matters. To the Company's knowledge, neither the Company nor any of its assets is currently in material violation of, or subject to any material existing, pending or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any environmental laws, and this representation and warranty would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the assets and operations of the Company. To the Company's knowledge, the assets of the Company have never been used in a manner that would be in material violation of any of the environmental laws. To the Company's knowledge, the Company is not required to obtain any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment owned or leased by the Company by reason of any environmental laws. None of the assets owned or leased by the Company are on any federal or state "Superfund" list or subject to any environmentally related liens.

                  3.25 No Bankruptcies. For the past five years, neither the Company nor any of its officers, directors or its or their affiliates, have been subject to criminal investigation, adjudication or conviction or have voluntarily sought, consented to or acquiesced in the benefits of, or become the subject of a proceeding under the Bankruptcy Code of the United States or any other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

                  3.26 Year 2000 Compliance. To the Company's knowledge, the computer systems used by the Company are Year 2000 compliant, meaning that such systems will continue to function, and functionality and accuracy will not be affected as a result of the run date or the dates being processed in the twentieth or twenty-first century, including the advent of the Year 2000, or from the extra day occurring in any leap year.

                  3.27 Legal Compliance. (a) the Company has all material franchises, permits, licenses and other rights and privileges necessary to permit them to own their respective properties and to conduct their respective businesses as presently conducted and (b) the Company, and the business and operations of the Company, have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations (including, without limitation, all employment, labor practices, safety and health laws and regulations), and the Company is not in violation of any judgment, order or decree. There is no existing law, rule, regulation or order which would prohibit or restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business or, to the Company's knowledge, in which it proposes to conduct business.

                  3.28 Disclosure. This Agreement and the exhibits and schedules hereto do not contain any untrue statement of material fact or omit any material fact necessary in order to make the statements therein not misleading. There is no fact known to the Company that has not been disclosed to the Investor prior to the date of this Agreement that materially and adversely affects the business, assets, properties, prospects or condition (financial or otherwise) of the Company, taken as a whole, or the ability of the Company to perform under this Agreement or the other agreements contemplated hereby or to consummate the transactions contemplated hereby or thereby.

      Section 4. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:

                  (a) Review of Agreement. THE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THIS AGREEMENT AND HAS CONSULTED THE INVESTOR'S OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISER WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE INVESTOR.

                  (b) Long-Term Investment. The Investor understands that the Investor must bear the economic risk of its investment for an indefinite period of time; that the Securities have not been registered under the 1933 Act and, therefore, cannot be resold unless they are subsequently registered under the 1933 Act or unless exemption from such registration is available; that the Investor is purchasing the Securities for investment for the account of the Investor and not with a view toward resale or other distribution thereof, that the Investor agrees not to resell or otherwise dispose of all or any part of the Securities acquired by the Investor, except as permitted by law, including, without limitation, any regulations under the 1933 Act ; and that Rule 144 under the 1933 Act may not be available as a basis for exemption from registration of any Securities thereunder until at least one (1) year from the date of acquisition of the Securities.

                  (c) Accredited Investor. The Investor is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

      Section 5.  Restrictions on Transfer.

                  Legends. The Investor hereby agrees that each outstanding certificate representing the Securities acquired hereunder shall bear the following legend required by applicable securities laws:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW."

      Section 6. Conditions to Closing. The obligation of the Investor hereunder to make the Investment and purchase the Securities therefore, is subject to the satisfaction at or prior to the Closing of the following conditions:

                  6.1 Representations and Warranties True. The representations and warranties contained in Section 3 shall be true and accurate in all material respects on and as of the Closing Date with the same effect as though made on and as of such date.

                  6.2 All Proceedings to be Satisfactory. All covenants and agreements, corporate and other proceedings and actions to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Investor and its counsel, and the Investor and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

                  6.3 Execution of Related Agreement. The Company and the Investor shall have executed and delivered the Registration Rights Agreement.


                  6.4 Company Consents, etc. The Company shall have secured all permits, consents and authorizations that shall be necessary or required lawfully to consummate this Agreement and to issue the Common Stock to be purchased by the Investor.

                  6.5 Compliance Certificates. The Company shall have delivered to the Investor at the Closing an Officer's Certificate to the effect that the representations and warranties of the Company continue to be true and accurate in all material respects on the Closing Date, that all conditions specified in this section have been fulfilled, that the Company shall have performed and complied with all agreements and covenants contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and that there has been no materially adverse change in the business, affairs, prospects, operations or condition of the Company since the Balance Sheet Date.

                  6.6 Legal Opinion. Counsel for the Company, Silverman, Collura & Chernis, P.C., shall have delivered to the Investor a legal opinion, dated as of the Closing Date and substantially in the form attached hereto as
Exhibit 6.6.

                  6.7 Company Deliveries. The Company shall have delivered to the Investor (i) copies of the resolutions of the Company's Board of Directors authorizing and approving this Agreement and all of the transactions and agreements contemplated hereby and thereby, (ii) the Bylaws of the Company,
(iii) the Certificate of Incorporation and all amendments thereto of the Company, and (iv) the names of the officer or officers of the Company authorized to execute this Agreement and any and all documents, agreements and instruments contemplated herein, all certified by the Secretary of the Company to be true, correct, complete and in full force and effect and unmodified as of the Closing Date; together with a certificate of existence and good standing for the Company from the Delaware Secretary of State.



                  6.8 Due Diligence Completion. Investor and its legal counsel and representatives shall have completed their due diligence review of the Company, its books and records and other documents pertinent to the Company's business, financial condition and results of operation; provided, however, any such due diligence review of the materials and documents provided in that connection shall not affect the representations, warranties or covenants contained in this Agreement.

      Section 7. Affirmative Covenants. The Company agrees to comply with the following covenants after the Closing:

                  (a) Financial Information. In the event the Company fails to timely comply with the reporting obligations to the SEC, the Company will deliver to Investor:

                      (i) within forty-five (45) days of the end of each calendar quarter, quarterly and year-to-date balance sheet and statements of income, changes in stockholders equity, and cash flow prepared in accordance with GAAP and certified by the Company's Chief Financial Officer, except such financial statements shall not contain normal and recurring year-end audit adjustments;

                      (ii) within one hundred twenty (120) days after the fiscal year end, an annual independent certified audit from an outside accounting firm reasonably designated by the Company, together with the annual financial statements of the Company; and

                      (iii) as soon as  practicable,  but no later  than  thirty
                            (30) days after the beginning of each fiscal year, beginning January 1, 2000, the Company shall provide to the Investor a copy of the annual budget and plan for such year which shall include, without limitation, plans for incurrences of indebtedness for borrowed money and projections regarding types of sources of funds, monthly projected capital and operating expense budgets and cash flow projections.


                  (b) Board Observer. If and when an employee of Nortel ceases to serve as a member of the Board of Directors of the Company for any reason and provided that at such time (and for so long as) the Investor continues to own at least 90% of the Securities, the Investor may designate one person to serve as an observer (an "Observer"). An observer shall be entitled (i) to receive the same notice in respect of all meetings (both regular and special) of the Board of Directors and each committee thereof as required to be furnished to members of the Board of Directors or such committee by law or by the Certificate of Incorporation or the Bylaws of the Company, (ii) to attend all meetings of the Board of Directors and each committee thereof, (iii) to receive all information and reports which are furnished to members of the Board of Directors and each committee thereof, and (iv) to participate in all discussions conducted at meetings of the Board of Directors and each committee thereof. An Observer may share any information gained from presence at such meetings with the Investor and its employees, officers, directors, attorneys and advisors (collectively, the "Investor's Representatives").

                  (c) Access to Information. The Company will permit the Purchasers to inspect at the Purchasers' expense any of the properties or books and records of the Company, and to discuss the affairs and condition of the Company with representatives of the Company during normal business hours and upon at least 24 hours prior notice to the Company, but no more frequent than once each calendar quarter.

      Section 8.  Miscellaneous.

                  (a)   This   Agreement   is  governed  by  and   construed  in
accordance with the internal laws of the State of New York (excluding its conflicts of laws principles).

                  (b) The representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement.

                  (c) This Agreement or any term hereof may not be amended or waived except with the written consent of the Company and the Investor.

                  (d) Unless otherwise specifically provided herein, all communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day of transmission if sent by facsimile transmission to the number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (iii) on the day after delivery to Federal Express or similar overnight courier, or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to the party as follows:

                If to the Company:   Log On America, Inc.
                                     3 Regency Plaza
                                     Providence, Rhode Island 02903
                                     Fax No.:401-459-6277
                                     Attn: David Paolo, President

                with a copy to:      Silverman, Collura, Chernis & Balzano, P,C.
                                     381 Park Avenue South Suite 1601
                                     New York, NY 10016
                                     Fax No. 212 779-8858
                                     Attn: Peter Silverman

                If to the Investor:  Nortel Networks Inc.
                                     GMS 991 15 A40
                                     2221 Lakeside Blvd.
                                     Richardson, Texas 75082-4399
                                     Fax No.: 972-684-3679
                                     Attn: Paul D. Day, Vice President
                                     Customer Finance

                  (e) This Agreement may be executed in two (2) or more counterparts, and with counterpart signature pages, each of which shall be deemed an original, and all of such counterparts together constitute but one (1) and the same agreement. One (1) or more counterparts may be delivered by facsimile with the same force and effect as an original.

      IN WITNESS WHEREOF, the parties have executed this Investment Agreement as of the date set forth above.

                                    LOG ON AMERICA, INC.

                                    By: s/David Paolo
                                       -------------------------------
                                    Name:  David Paolo
                                    Title: President

                                    NORTEL NETWORK INC.


                                    By:   s/Paul D. Day
                                       -------------------------------
                                    Name: Paul D. Day
                                    Title: VP, Customer Finance